October 23, 2014

O’Shaughnessy Enhanced Dividend Fund
Class A Shares – OFDAX
Class C Shares – OFDCX

O’Shaughnessy Small/Mid Cap Growth Fund
Class A Shares – OFMAX

Supplement dated October 23, 2014 to the Prospectus, Summary Prospectuses and Statement of
Additional Information each dated November 28, 2013, as supplemented on July 9, 2014

Based on a recommendation of O’Shaughnessy Asset Management, LLC, the Board of Trustees of Advisors Series Trust has approved closing Class A and Class C of the O’Shaughnessy Enhanced Dividend Fund and Class A of O’Shaughnessy Small/Mid Cap Growth Fund (each a “Fund” and together, the “Funds”) and converting Class A and Class C shares to Institutional Class shares.  The Institutional shares have lower expenses than Class A and Class C shares.

Effective October 27, 2014, Class A and Class C shares will no longer be available for purchase.

After the close of business on November 28, 2014, the Funds will convert Class A and Class C shares into Institutional Class shares.  Prior to the conversion, shareholders of Class A and Class C shares may redeem their investments as described in the Funds’ Prospectus.  For shareholders planning on redeeming Class A and Class C shares prior to their conversion to Institutional Class shares, please note that the Adviser will waive the 1.00% contingent deferred sales charge (“CDSC”) for any shares redeemed within twelve months of purchase and a redemption fee will not be charged.

If shares are not redeemed prior to the conversion, each shareholder owning Class A and/or Class C shares of each Fund will own Institutional Class shares of the same Fund equal to the aggregate value of the shareholder’s Class A and/or Class C shares, as the case may be.  Because you will own Institutional Class shares following the conversion, you will no longer be subject to any sales charges (front-end sales charges or CDSC).  The conversion will not be considered a taxable event for federal income tax purposes.  You will receive a copy of the Institutional Class Summary Prospectus dated November 28, 2014 for your Fund, following the conversion.

Please see the Prospectus for more information about the fees and expenses associated with Institutional Class shares.

Please retain this Supplement with the Prospectus, Summary Prospectuses and SAI.